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offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                                   ALL RECORDS

1. FICO SPREADSHEET REQUEST

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                                                                                                                        MASTER &
                                                                            % OF    GROSS   GROSS   GROSS      GROSS    SUB SERV
FICO SPREADSHEET REQUEST                               COUNT    BALANCE   BALANCE   RATE   MARGIN  LIFECAP   LIFEFLOOR    FEES
----------------------------------------------------------------------------------------------------------------------------------

500 - 500                                                 8     1,163,897     0.20   8.960   7.111  15.539     8.960      0.52
----------------------------------------------------------------------------------------------------------------------------------
501 - 510                                                79    10,133,113     1.73   9.012   7.512  15.358     9.003      0.52
----------------------------------------------------------------------------------------------------------------------------------
511 - 520                                               109    16,017,301     2.73   8.910   7.581  15.224     8.917      0.52
----------------------------------------------------------------------------------------------------------------------------------
521 - 530                                               115    16,682,613     2.85   8.629   7.441  14.948     8.614      0.52
----------------------------------------------------------------------------------------------------------------------------------
531 - 540                                               112    15,898,185     2.71   8.633   7.470  14.874     8.588      0.52
----------------------------------------------------------------------------------------------------------------------------------
541 - 550                                               114    16,523,464     2.82   8.732   7.590  14.985     8.705      0.52
----------------------------------------------------------------------------------------------------------------------------------
551 - 560                                               118    16,974,504     2.90   8.375   7.467  14.556     8.348      0.52
----------------------------------------------------------------------------------------------------------------------------------
561 - 570                                               135    20,143,359     3.44   8.345   7.303  14.590     8.396      0.52
----------------------------------------------------------------------------------------------------------------------------------
571 - 580                                               112    17,485,015     2.98   8.079   7.216  14.416     8.067      0.52
----------------------------------------------------------------------------------------------------------------------------------
581 - 590                                               159    26,661,207     4.55   7.819   6.742  14.170     7.771      0.52
----------------------------------------------------------------------------------------------------------------------------------
591 - 600                                               181    26,175,426     4.47   7.778   6.813  14.110     7.686      0.52
----------------------------------------------------------------------------------------------------------------------------------
601 - 610                                               188    29,486,554     5.03   7.337   6.554  13.789     7.228      0.52
----------------------------------------------------------------------------------------------------------------------------------
611 - 620                                               177    27,087,434     4.62   7.548   6.419  13.940     7.377      0.52
----------------------------------------------------------------------------------------------------------------------------------
621 - 630                                               227    38,255,142     6.53   7.232   6.523  13.772     7.282      0.52
----------------------------------------------------------------------------------------------------------------------------------
631 - 640                                               227    37,223,541     6.35   7.377   6.346  13.810     7.207      0.52
----------------------------------------------------------------------------------------------------------------------------------
641 - 650                                               285    44,270,504     7.56   7.247   6.433  13.645     7.157      0.52
----------------------------------------------------------------------------------------------------------------------------------
651 - 660                                               208    33,138,997     5.66   7.057   6.244  13.588     6.987      0.52
----------------------------------------------------------------------------------------------------------------------------------
661 - 670                                               183    36,396,235     6.21   6.970   6.255  13.506     6.871      0.52
----------------------------------------------------------------------------------------------------------------------------------
671 - 680                                               139    23,289,957     3.97   6.886   6.177  13.509     6.822      0.52
----------------------------------------------------------------------------------------------------------------------------------
681 - 690                                               136    23,547,647     4.02   6.955   6.268  13.530     6.772      0.52
----------------------------------------------------------------------------------------------------------------------------------
691 - 700                                               111    19,477,192     3.32   6.859   6.261  13.450     6.732      0.52
----------------------------------------------------------------------------------------------------------------------------------
701 - 710                                                89    16,315,962     2.78   6.895   6.189  13.456     6.684      0.52
----------------------------------------------------------------------------------------------------------------------------------
711 - 720                                                70    13,718,515     2.34   6.790   6.117  13.329     6.566      0.52
----------------------------------------------------------------------------------------------------------------------------------
721 - 730                                                66    14,202,908     2.42   6.869   6.209  13.694     6.791      0.52
----------------------------------------------------------------------------------------------------------------------------------
731 - 740                                                52    10,225,380     1.75   6.653   6.140  13.384     6.453      0.52
----------------------------------------------------------------------------------------------------------------------------------
741 - 750                                                42     8,750,408     1.49   6.676   5.493  13.024     6.499      0.52
----------------------------------------------------------------------------------------------------------------------------------
751 - 760                                                43     7,715,435     1.32   6.483   6.405  13.336     6.635      0.52
----------------------------------------------------------------------------------------------------------------------------------
761 - 770                                                34     7,256,551     1.24   6.395   5.733  12.915     6.401      0.52
----------------------------------------------------------------------------------------------------------------------------------
771 - 780                                                24     5,323,939     0.91   6.624   6.601  13.881     7.185      0.52
----------------------------------------------------------------------------------------------------------------------------------
781 - 790                                                22     4,618,101     0.79   6.212   6.220  13.252     6.481      0.52
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791 - 800                                                12     1,753,599     0.30   6.324   5.026  12.638     6.543      0.52
----------------------------------------------------------------------------------------------------------------------------------
801 - 810                                                 1        55,700     0.01   4.750   0.000   0.000     0.000      0.52
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TOTAL:                                                 3578   585,967,785   100.00   7.463   6.645  13.982     7.467      0.52
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                                                    SCHED                                 MONTH                             LTV>
                                                     REM   REM    ORIG  INITIAL PERIODIC  TO NEXT PROVIDED KNOWN               80W
FICO SPREADSHEET REQUEST                            TERM  AMORT   TERM   CAP     CAP      ADJ      LTV     FICOS  AVG BALANCE   MI
-----------------------------------------------------------------------------------------------------------------------------------

500 - 500                                           356    356    360   2.262   1.357      22     70.50     500  145,487         0
-----------------------------------------------------------------------------------------------------------------------------------
501 - 510                                           356    356    359   2.655   1.075      22     71.88     506  128,267         0
-----------------------------------------------------------------------------------------------------------------------------------
511 - 520                                           354    355    358   2.738   1.120      22     72.17     516  146,948         0
-----------------------------------------------------------------------------------------------------------------------------------
521 - 530                                           355    355    358   2.829   1.035      23     75.10     526  145,066         0
-----------------------------------------------------------------------------------------------------------------------------------
531 - 540                                           356    355    359   2.632   1.036      22     75.55     535  141,948         0
-----------------------------------------------------------------------------------------------------------------------------------
541 - 550                                           352    354    355   2.760   1.083      22     76.93     546  144,943         0
-----------------------------------------------------------------------------------------------------------------------------------
551 - 560                                           355    354    358   2.794   1.027      23     76.43     555  143,852         0
-----------------------------------------------------------------------------------------------------------------------------------
561 - 570                                           354    355    357   2.773   1.043      23     78.83     565  149,210         0
-----------------------------------------------------------------------------------------------------------------------------------
571 - 580                                           355    355    358   2.672   1.086      22     79.14     576  156,116         0
-----------------------------------------------------------------------------------------------------------------------------------
581 - 590                                           354    355    357   2.676   1.120      22     79.56     585  167,681         0
-----------------------------------------------------------------------------------------------------------------------------------
591 - 600                                           351    354    354   2.614   1.168      23     80.73     596  144,616         0
-----------------------------------------------------------------------------------------------------------------------------------
601 - 610                                           348    350    352   2.602   1.211      22     82.33     606  156,843         0
-----------------------------------------------------------------------------------------------------------------------------------
611 - 620                                           351    355    355   2.576   1.180      22     82.91     616  153,036         0
-----------------------------------------------------------------------------------------------------------------------------------
621 - 630                                           349    353    353   2.602   1.144      23     82.63     625  168,525         0
-----------------------------------------------------------------------------------------------------------------------------------
631 - 640                                           348    353    352   2.486   1.196      22     81.48     635  163,980         0
-----------------------------------------------------------------------------------------------------------------------------------
641 - 650                                           344    351    347   2.635   1.167      22     81.90     645  155,335         0
-----------------------------------------------------------------------------------------------------------------------------------
651 - 660                                           345    352    349   2.555   1.267      24     82.49     655  159,322         0
-----------------------------------------------------------------------------------------------------------------------------------
661 - 670                                           347    352    351   2.477   1.156      23     81.49     666  198,887         0
-----------------------------------------------------------------------------------------------------------------------------------
671 - 680                                           341    349    345   2.344   1.245      23     80.23     675  167,554         0
-----------------------------------------------------------------------------------------------------------------------------------
681 - 690                                           343    349    347   2.417   1.263      23     82.56     685  173,144         0
-----------------------------------------------------------------------------------------------------------------------------------
691 - 700                                           348    354    352   2.372   1.230      22     81.22     695  175,470         0
-----------------------------------------------------------------------------------------------------------------------------------
701 - 710                                           345    353    348   2.320   1.349      22     82.05     705  183,325         0
-----------------------------------------------------------------------------------------------------------------------------------
711 - 720                                           348    354    351   2.297   1.330      22     77.79     715  195,979         0
-----------------------------------------------------------------------------------------------------------------------------------
721 - 730                                           348    353    352   2.085   1.297      22     78.50     726  215,196         0
-----------------------------------------------------------------------------------------------------------------------------------
731 - 740                                           345    352    349   2.262   1.319      22     80.79     735  196,642         0
-----------------------------------------------------------------------------------------------------------------------------------
741 - 750                                           351    356    355   2.688   1.137      25     79.69     745  208,343         0
-----------------------------------------------------------------------------------------------------------------------------------
751 - 760                                           347    350    351   2.207   1.316      24     76.34     755  179,429         0
-----------------------------------------------------------------------------------------------------------------------------------
761 - 770                                           341    343    344   2.272   1.229      27     77.62     765  213,428         0
-----------------------------------------------------------------------------------------------------------------------------------
771 - 780                                           331    335    335   2.448   1.096      21     77.85     774  221,831         0
-----------------------------------------------------------------------------------------------------------------------------------
781 - 790                                           337    353    341   1.929   1.236      26     75.32     785  209,914         0
-----------------------------------------------------------------------------------------------------------------------------------
791 - 800                                           353    353    357   2.858   1.047      22     74.50     793  146,133         0
-----------------------------------------------------------------------------------------------------------------------------------
801 - 810                                           175    174    180   0.000   0.000       0     13.10     802   55,700         0
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TOTAL:                                              349    353    352   2.563   1.168      23     79.99     632  163,770         0
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